UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 27, 2007

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Officers

On August 27, 2007 George Reyes informed Google of his intention to retire as Chief Financial Officer. The effective date of his retirement has not yet been determined. George indicated that he will remain to assist in the search for a new CFO and to assure an orderly transition, which Google expects will occur by the end of the year.

This Form 8-K incorporates by reference the press release announcing George’s retirement, filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Google Inc. dated August 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: August 28, 2007	/s/ Kent Walker
Kent Walker Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Google Inc. dated August 28, 2007

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